                            STOCK PURCHASE AGREEMENT

Abgenix, Inc.
7601 Dumbarton Circle
Fremont, CA 94555

Cell Genesys, Inc.
342 Lakeside Drive
Foster City, CA 94404

Ladies & Gentlemen:

      The undersigned, _________________________________(the "Investor"), hereby confirms its agreement with you as follows:

1. This Stock Purchase Agreement (the "Agreement") is made as of October ___, 2000 between Abgenix, Inc., a Delaware corporation (the "Company"), Cell Genesys, Inc., a Delaware corporation ("Current Stockholder") and the Investor.

2. The Company has authorized the sale and issuance of up to _____________ shares (the "Company Shares") of common stock of the Company, $0.0001 par value per share (the "Common Stock") and the Current Stockholder has authorized the sale of up to ____________ shares of Common Stock (the "Current Stockholder Shares"; and together with the Company Shares, the "Shares"), subject to adjustment by the Company's Board of Directors, to certain investors in a private placement (the "Offering"). 82 percent of the Shares to be sold in the Offering will be offered, issued and sold by the Company and 18 percent of the Shares to be sold in the Offering will be offered and sold by the Current Stockholder.

3. The Company, the Current Stockholder and the Investor agree that the Investor will purchase from the Company and the Current Stockholder, and the Company will issue and sell and the Current Stockholder will sell to the Investor, ___________ and ______________ Shares, respectively, for a purchase price of $_______ per share, or an aggregate purchase price of $_______________, pursuant to the Terms and Conditions for Purchase of Shares attached hereto as Annex I and incorporated herein by reference as if fully set forth herein. Unless otherwise requested by the Investor, certificates representing the Shares purchased by the Investor will be registered in the Investor's name and address as set forth below.

4. The Investor represents that, except as set forth below, (a) it has had no position, office or other material relationship within the past three years with the Company, the Current Stockholder or persons known to it to be affiliates of the Company or the Current Stockholder, (b) neither it, nor any group of which it is a member or to which it is related, beneficially owns (including the right to acquire or vote) any securities of the Company and (c) it has no direct or indirect affiliation or association with any NASD member as of the date hereof.
Exceptions:

________________________________________________________________________________
________________________________________________________________________________
                 (If no exceptions, write "none." If left blank,
                     response will be deemed to be "none.")

      Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose. By executing this Agreement, you acknowledge that the Company may use the information in paragraph 4 above and the name and address information below in preparation of the Registration Statement (as defined in Annex 1).

                  [Remainder of Page Intentionally Left Blank]


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

                  [SIGNATURE PAGE TO STOCK PURCHASE AGREEMENT]

                          By:
                               ----------------------------------

                          Print Name:
                                      ---------------------------

                          Title:
                                 --------------------------------

                          Address:
                                   ------------------------------


                          Tax ID No.:
                                      ---------------------------

                          Contact name:
                                        -------------------------

                          Telephone:

                          Name in which shares should registered (if different):

                          ------------------------------------------------------


AGREED AND ACCEPTED:
-------------------

ABGENIX, INC.

------------------------------
By:
Title:


CELL GENESYS, INC.

------------------------------
By:
Title:


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                                     ANNEX I

                   TERMS AND CONDITIONS FOR PURCHASE OF SHARES

      1. Authorization and Sale of the Shares. Subject to these Terms and Conditions for Purchase of Shares (these "Terms and Conditions") the Company has authorized the sale of up to __________ Company Shares, and the Current Stockholder has committed to sell up to _________ Current Stockholder Shares. The Company reserves the right to proportionally increase or decrease these numbers.

      2. Agreement to Sell and Purchase the Shares; Subscription Date.

            2.1 At the Closing (as defined in Section 3), the Company and the Current Stockholder will sell to the Investor, and the Investor will purchase from the Company and the Current Stockholder, upon the terms and conditions hereinafter set forth, the number of Shares set forth in the Stock Purchase Agreement to which these Terms and Conditions are annexed at the purchase price set forth therein.

            2.2 The Company and the Current Stockholder may enter into this same form of Stock Purchase Agreement with certain other investors (the "Other Investors") and expects to complete sales of Shares to them. (The Investor and the Other Investors are hereinafter sometimes collectively referred to as the "Investors," and this Agreement and the Stock Purchase Agreements executed by the Other Investors are hereinafter sometimes collectively referred to as the "Agreements.") The Company, on behalf of itself and the Current Stockholder, may accept executed Agreements from Investors for the purchase of Shares commencing upon the date on which the Company provides the Investors with the proposed purchase price per Share and concluding upon the date (the "Subscription Date") on which (i) the Company and the Current Stockholder have executed Agreements with Investors for the purchase of at least 1,000,000 Shares, and (ii) the Company has notified the Investors in writing that it is no longer accepting Agreements from Investors for the purchase of Shares. Neither the Company nor the Current Stockholder may enter into any Agreements after the Subscription Date.

      3. Delivery of the Shares at Closing. The completion of the purchase and sale of the Shares (the "Closing") shall occur (the "Closing Date") on ________ __, 2000, at the offices of the Company's counsel. At the Closing, the Company shall deliver to the Investor one or more stock certificates representing the number of Shares set forth on the signature page hereto, each such certificate to be registered in the name of the Investor or, if so indicated on the signature page hereto, in the name of a nominee designated by the Investor.

      The Company's obligation to issue and sell, and the Current Stockholder's obligation to sell, the Shares to the Investor shall be subject to the following conditions, any one or more of which may be waived by the Company on behalf of itself and the Current Stockholder: (a) receipt by the Company of a certified or official bank check or wire transfer of funds in the full amount of the purchase price for the Shares being purchased hereunder as set forth on the signature page hereto; (b) completion of the purchases and sales under the Agreements with the Other Investors; and (c) the accuracy of the representations and warranties made by the Investors and the fulfillment of those undertakings of the Investors to be fulfilled prior to the Closing.

      The Investor's obligation to purchase the Shares shall be subject to the following conditions, any one or more of which may be waived by the Investor:
(a) Investors shall have executed Agreements for the purchase of at least 1,000,000 Shares, (b) the representations and warranties of the Company and the Current Stockholder set forth herein shall be true and correct as of the Closing Date in all material respects and (c) the Investor shall have received such closing documents as such Investor shall reasonably have requested, including, a standard opinion of Company Counsel as to the matters set forth in Section 4A.2 and as to exemption from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), of the sale of the Shares and a standard opinion of Current Stockholder's counsel as to the matters set forth in Sections 4B.2.


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      4A. Representations, Warranties and Covenants of the Company. The Company
hereby represents and warrants to, and covenants with, the Investor, as follows:

            4A.1 Organization. The Company is duly organized and validly existing in good standing under the laws of the jurisdiction of its organization. Each of the Company and its Subsidiaries (as defined in Rule 405 under the Securities Act) has full power and authority to own, operate and occupy its properties and to conduct its business as presently conducted and as described in the documents (the "Exchange Act Documents") filed by the Company, as of the date hereof, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and is registered or qualified to do business and in good standing in each jurisdiction in which it owns or leases property or transacts business and where the failure to be so qualified would have a material adverse effect upon the business, financial condition, properties or operations of the Company and its Subsidiaries, considered as one enterprise, and no proceeding has been instituted in any such jurisdiction, revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification.

            4A.2 Due Authorization and Valid Issuance. The Company has all requisite power and authority to execute, deliver and perform its obligations under the Agreements, and the Agreements have been duly authorized and validly executed and delivered by the Company and constitute legal, valid and binding agreements of the Company enforceable against the Company in accordance with their terms, except as rights to indemnity and contribution may be limited by state or federal securities laws or the public policy underlying such laws, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). The Shares being purchased by the Investor hereunder have been or will be, upon issuance pursuant to the terms hereof, duly authorized, validly issued, fully-paid and nonassessable.

            4A.3 Non-Contravention. The execution and delivery of the Agreements, the issuance and sale of the Shares under the Agreements, the fulfillment of the terms of the Agreements and the consummation of the transactions contemplated thereby will not (A) conflict with or constitute a material violation of, or material default (with the passage of time or otherwise) under, (i) any material bond, debenture, note or other evidence of indebtedness, lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which the Company or any Subsidiary is a party or by which it or any of its Subsidiaries or their respective properties are bound, (ii) the charter, by-laws or other organizational documents of the Company or any Subsidiary, or (iii) any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Company or any Subsidiary or their respective properties, or (B) result in the creation or imposition of any material lien, encumbrance, claim, security interest or restriction upon any of the material properties or material assets of the Company or any Subsidiary or an acceleration of any material indebtedness pursuant to any obligation, agreement or condition contained in any material bond, debenture, note or any other evidence of indebtedness or any material indenture, mortgage, deed of trust or any other agreement or instrument to which the Company or any Subsidiary is a party or by which any of them is bound or to which any of the property or assets of the Company or any Subsidiary is subject. No consent, approval, authorization or other order of, or registration, qualification or filing with, any regulatory body, administrative agency, or other governmental body in the United States or any other person is required for the execution and delivery of the Agreements and the valid issuance and sale of the Shares to be sold pursuant to the Agreements by the Company, other than such as have been made or obtained, and except for any post-closing securities filings or notifications required to be made under federal or state securities laws.

            4A.4 Capitalization. The capitalization of the Company as of June 30, 2000 is as set forth in the Exchange Act Documents. The Company has not issued any capital stock since that date other than pursuant to (i) employee benefit plans disclosed in the Exchange Act Documents, or (ii) outstanding warrants or options or other securities disclosed in the Exchange Act Documents. The Shares to be sold pursuant to the Agreements have been duly authorized, and when issued and paid for in accordance with the terms of the Agreements will be duly and validly issued, fully paid and nonassessable. The outstanding shares of capital stock of the Company have been duly and validly issued and are fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and were not issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities.


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Except as set forth in or contemplated by the Exchange Act Documents, there are no outstanding rights (including, without limitation, preemptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any unissued shares of capital stock or other equity interest in the Company or any Subsidiary, or any contract, commitment, agreement, understanding or arrangement of any kind to which the Company is a party or of which the Company has knowledge and relating to the issuance or sale of any capital stock of the Company or any Subsidiary, any such convertible or exchangeable securities or any such rights, warrants or options other than (i) shares of ImmGenics Pharmaceuticals Inc. ("ImmGenics") that will become exchangeable into a number of shares of Common Stock of the Company ("Conversion Stock") that equals approximately US$77 million divided by the average trading price of the Common Stock of the Company for the five days immediately preceding the effective date of the registration statement covering the Conversion Stock; and
(ii) the Conversion Stock. Without limiting the foregoing, no preemptive right, co-sale right, right of first refusal, registration right, or other similar right exists with respect to the Company Shares or the issuance and sale thereof, or pursuant to an agreement to which the Company is a party or the Company's organizational documents, with respect to the Current Stockholder Shares or the sale thereof other than those with respect to which waivers will have been obtained prior to, and be in effect at, the Closing. No further approval or authorization of any stockholder, the Board of Directors of the Company or others is required for the issuance and sale of the Shares. The Company owns the entire equity interest in each of its Subsidiaries, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest, other than as described in the Exchange Act Documents. Except as disclosed in the Exchange Act Documents, there are no stockholders agreements, voting agreements or other similar agreements with respect to the Common Stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company's stockholders. For purposes of this Annex I, "knowledge" means facts that are known to the person or which could have been known to the person upon reasonable inquiry.

            4A.5 Legal Proceedings. There is no material legal or governmental proceeding pending or, to the knowledge of the Company, threatened to which the Company or any Subsidiary is or may be a party or of which the business or property of the Company or any Subsidiary is subject that is not disclosed in the Exchange Act Documents.

            4A.6 No Violations. Neither the Company nor any Subsidiary is in violation of its charter, bylaws, or other organizational documents, or in material violation of any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Company or any Subsidiary, which violation, individually or in the aggregate, would be reasonably likely to have a material adverse effect on the business or financial condition of the Company and its Subsidiaries, considered as one enterprise, or is in default (and there exists no condition which, with the passage of time or otherwise, would constitute a default) in any material respect in the performance of any bond, debenture, note or any other evidence of indebtedness in any indenture, mortgage, deed of trust or any other material agreement or instrument to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary is bound or by which the properties of the Company or any Subsidiary are bound, which would be reasonably likely to have a material adverse effect upon the business or financial condition of the Company and its Subsidiaries, considered as one enterprise.

            4A.7 Governmental Permits, Etc. With the exception of the matters which are dealt with separately in Sections 4A.1, 4A.12, 4A.13, and 4A.14, each of the Company and its Subsidiaries has all necessary franchises, licenses, certificates and authorizations from any foreign, federal, state or local government or governmental agency, department, or body that are currently necessary for the operation of the business of the Company and its Subsidiaries as currently conducted and as described in the Exchange Act Documents except where the failure to currently possess could not reasonably be expected to have a material adverse effect.

            4A.8 Intellectual Property. Except as, and to the extent, specifically disclosed in the Exchange Act Documents (i) each of the Company and its Subsidiaries owns or possesses rights to use all material patents, patent rights, trademarks, copyrights, licenses, inventions, trade secrets, trade names and know-how (collectively, "Intellectual Property") described or referred to in the Exchange Act Documents as owned or possessed by it or that are necessary for the conduct of its business as now conducted or as proposed to be conducted as described in the Exchange Act Documents except where the failure to currently own or possess would not have a material adverse effect on the condition (financial or otherwise), earnings, operations or business of the Company and its Subsidiaries considered as one enterprise, (ii) neither the Company nor any of its Subsidiaries has received any notice of, or has any knowledge of, any infringement of asserted rights of a third party with respect to any Intellectual Property that, individually or in the aggregate, could reasonably be expected to have a material adverse effect on the financial condition or business of the Company and its Subsidiaries considered as one enterprise and
(iii) neither the Company nor any of its Subsidiaries has received any notice of any infringement of rights of a third party with respect to any Intellectual Property that, individually or in the aggregate, would have a material adverse effect upon the business or financial condition of the Company and its Subsidiaries, considered as one enterprise.

            4A.9 Financial Statements. The financial statements of the Company and the related notes contained in the Exchange Act Documents present fairly, in accordance with generally accepted accounting principles, the financial position of the Company and its Subsidiaries as of the dates indicated, and the results of its operations and cash flows for the periods therein specified. Such financial statements (including the related notes) have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods therein specified, except as disclosed in the Exchange Act Documents. The other financial information contained in the Exchange Act Documents has been prepared on a basis consistent with the financial statements of the Company.

            4A.10 No Material Adverse Change. Except as disclosed in the Exchange Act Documents, since June 30, 2000, there has not been (i) any material adverse change in the financial condition or earnings of the Company and its Subsidiaries considered as one enterprise nor has any material adverse event occurred to the Company or its Subsidiaries, (ii) any material adverse event affecting the Company, (iii) any obligation, direct or contingent, that is material to the Company and its Subsidiaries considered as one enterprise, incurred by the Company, except obligations incurred in the ordinary course of business, (iv) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company or any of its Subsidiaries, or (v) any loss or damage (whether or not insured) to the physical property of the Company or any of its Subsidiaries which has been sustained which has a material adverse effect on the condition (financial or otherwise), earnings, operations, business or business prospects of the Company and its Subsidiaries considered as one enterprise.

            4A.11 Disclosure. The information contained in the Exchange Act Documents as of the date hereof and as of the Closing Date, did not and shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

            4A.12 NASDAQ Compliance. The Company's Common Stock is registered pursuant to Section 12(g) of the Exchange Act and is listed on The Nasdaq Stock Market, Inc. National Market (the "Nasdaq National Market"), and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or de-listing the Common Stock from the Nasdaq National Market, nor has the Company received any notification that the Securities and Exchange Commission (the "SEC") or the National Association of Securities Dealers, Inc. ("NASD") is contemplating terminating such registration or listing.

            4A.13 Reporting Status. The Company has filed in a timely manner all documents that the Company was required to file under the Exchange Act during the 12 months preceding the date of this Agreement other than the failure to timely file a report on Form 8-K, which was due on or around January 15, 2000 and which was filed on or around January 28, 2000. The following documents complied in all material respects with the SEC's requirements as of their respective filing dates, and the information contained therein as of the date thereof did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under where they were made not misleading:

                  (a) the current report on Form 8-K filed on or around October 19, 2000;
                  (b) the registration statement on Form S-8 filed on or around September 8, 2000;
                  (c) the quarterly report on Form 10-Q for the quarterly period ended June 30, 2000 filed on or around August 14, 2000;
                  (d) the proxy statement pursuant to Section 14(a) of the Exchange Act, filed on or around July 17, 2000;


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                  (e)   the quarterly report on Form 10Q for the quarterly
                        period ended March 31, 2000 filed on or around May 15, 2000;
                  (f) the proxy statement pursuant to Section 14(a) of the Exchange Act filed on or around March 31, 2000;
                  (g) the annual report on Form 10-K for the year ended December 31, 1999 filed on or around March 28, 2000;
                  (h)   the proxy statement pursuant to Section 14(a) of the
                        Exchange Act filed on or around March 21, 2000;
                  (i)   the current report on Form 8-K filed on or around March
                        2 ,2000;
                  (j) amendment no. 1 to the registration statement on Form S-1 filed on or around February 10, 2000;
                  (k) the current report on Form 8-K filed on or around January 28, 2000;
                  (l) the current report on Form 8-K filed on or around January 28, 2000;
                  (m) the registration statement on Form S-1 filed on or around January 28, 2000;
                  (n) amendment no. 1 to Form 8-A filed on or around November 30, 1999;
                  (o) the registration statement on Form S-3 filed on or around November 26, 1999;
                  (p) the current report on Form 8-K filed on or around November 23, 1999;
                  (q) the quarterly report on Form 10-Q for the quarterly period ended September 30, 1999 filed on or around November 12, 1999;
                  (r) the registration statement on Form S-8 filed on or around November 10, 1999; and
                  (s) all other documents, if any, filed by the Company with the SEC since October 19, 2000 pursuant to the reporting requirements of the Exchange Act.

            4A.14 Listing. The Company shall comply with all requirements of the National Association of Securities Dealers, Inc. with respect to the issuance of the Company Shares and the listing of the Shares on the Nasdaq National Market.

            4A.15 No Manipulation of Stock. The Company has not taken and will not, in violation of applicable law, take, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares.

            4A.16 Company not an "Investment Company". The Company has been advised of the rules and requirements under the Investment Company Act of 1940, as amended (the "Investment Company Act"). The Company is not, and immediately after receipt of payment for the Company Shares will not be, an "investment company" or an entity "controlled" by an "investment company" within the meaning of the Investment Company Act and will conduct its business in a manner so that it will not become subject to the Investment Company Act.

      4B. Representations and Warranties of the Current Stockholder. The Current Stockholder represents and warrants to and covenants with, the Investor, as follows:

            4B.1 Organization. The Current Stockholder is duly organized and validly existing in good standing under the laws of the jurisdiction of its organization.

            4B.2 Due Authorization and Valid Issuance. The Current Stockholder has all requisite power and authority to execute, deliver and perform its obligations under the Agreements and the Power of Attorney appointing certain individuals named therein as the Current Stockholder's attorneys-in-fact to the extent set forth therein relating to the transactions contemplated hereby (the "Power of Attorney"), and the Agreements and the Power of Attorney have been duly authorized and validly executed and delivered by the Current Stockholder and constitute legal, valid and binding agreements of the Current Stockholder enforceable against the Current Stockholder in accordance with their terms, except as rights to indemnity and contribution may be limited by state or federal securities laws or the public policy underlying such laws, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

            4B.3 Non-Contravention. The execution and delivery of the Agreements and the Power of Attorney, the sale of the Current Stockholder Shares under the Agreements, the fulfillment of the terms of the Agreements and the Power of Attorney and the consummation of the transactions contemplated thereby will not
(A) conflict with or constitute a material violation of, or material default (with the passage of time or otherwise) under, (i) any material bond, debenture, note or other evidence of indebtedness, lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which the Current Stockholder or any Subsidiary is a party or by which it or any of its Subsidiaries or their respective properties are bound, (ii) the charter, by-laws or other organizational documents of the Current Stockholder or any Subsidiary, or (iii) any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Current Stockholder or any Subsidiary or their respective properties, or (B) result in the creation or imposition of any material lien, encumbrance, claim, security interest or restriction upon any of the material properties or material assets of the Current Stockholder or any Subsidiary or an acceleration of any material indebtedness pursuant to any obligation, agreement or condition contained in any material bond, debenture, note or any other evidence of indebtedness or any material indenture, mortgage, deed of trust or any other agreement or instrument to which the Current Stockholder or any Subsidiary is a party or by which any of them is bound or to which any of the property or assets of the Current Stockholder or any Subsidiary is subject. No consent, approval, authorization or other order of, or registration, qualification or filing with, any regulatory body, administrative agency, or other governmental body in the United States or any other person is required for the execution and delivery of the Agreements or the Power of Attorney and the valid issuance and sale of the Current Stockholder Shares to be sold pursuant to the Agreements, other than such as have been made or obtained, and except for any post-closing securities filings or notifications required to be made under federal or state securities laws.

            4B.4 Required Consents and Approvals. No preemptive right, co-sale right, right of first refusal, registration right, or other similar right exists with respect to the Current Stockholder Shares or the sale thereof, other than any such rights which have been duly and validly waived. No further approval or authorization of any stockholder, the Board of Directors of the Current Stockholder or others is required for the sale of the Current Stockholder Shares.

            4B.5 No Manipulation of Stock. The Current Stockholder has not taken and will not, in violation of applicable law, take, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares.

            4B.6 Title to Shares to be Sold. The Current Stockholder is the lawful owner of the Current Stockholder Shares and upon sale and delivery of, and payment for, such Current Stockholder Shares as provided herein, the Current Stockholder will convey good and marketable title to such Current Stockholder Shares, free and clear of all liens, encumbrances, equities and claims whatsoever.

            4B.7 Confirmation. An officer of the Current Stockholder who is familiar with the Company has reviewed the Exchange Act Documents. The Current Stockholder, without having made any independent check or verification except as described herein, (i) has no knowledge of any material fact, condition or information not disclosed in the Exchange Act Documents which has had or may reasonably be expected to result in a material adverse change in the condition, financial or otherwise, or in the earnings, business, operation or prospects, whether or not arising from transactions in the ordinary course of business of the Company and its subsidiaries, considered as one entity, and (ii) is not prompted to sell the Current Stockholder Shares by any information concerning the Company which is not set forth in the Exchange Act Documents.

      5. Representations, Warranties and Covenants of the Investor.

            5.1 The Investor represents and warrants to, and covenants with, the Company and the Current Stockholder that: (i) the Investor is an institutional "accredited investor" as defined in paragraphs (1), (2), (3) or (7) of subsection (a) of Rule 501 under the Securities Act and the Investor is also knowledgeable, sophisticated and experienced in making, and is qualified to make decisions with respect to investments in shares presenting an investment decision like that involved in the purchase of the Shares, including investments in securities issued by the Company and investments in comparable companies, and has requested, received, reviewed and considered all information it deemed relevant in making an informed decision to purchase the Shares; (ii) the Investor is acquiring the number of Shares set forth on the signature page hereto in the ordinary course of its business and for its own account for investment only and with no present intention of distributing any of such Shares or any arrangement or understanding with any other persons regarding the distribution of such Shares; (iii) the Investor will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Shares except in compliance with the Securities Act, applicable state securities laws and the respective rules and regulations promulgated thereunder; (iv) the Investor has answered all questions on the Investor Questionnaire hereto for use in preparation of the Registration Statement and the answers thereto are true, correct and complete as of the date hereof and will be true, correct and complete as of the Closing Date; (v) the Investor will notify the Company immediately of any change in any of such information until such time as the Investor has sold all of its Shares or until the Company is no longer required to keep the Registration Statement effective; and (vi) the Investor has, in connection with its decision to purchase the number of Shares set forth on the signature page hereto, relied only upon the Exchange Act Documents and the representations and warranties of the Company and the Current Stockholder contained herein. Investor understands that its acquisition of the Shares has not been registered under the Securities Act or registered or qualified under any state securities law in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the bona fide nature of the Investor's investment intent as expressed herein. Investor has completed or caused to be completed and delivered to the Company the Investor Questionnaire attached as Exhibit B to the Exchange Act Documents, which questionnaire is true, correct and complete in all material respects.

            5.2 The Investor acknowledges, represents and agrees that no action has been or will be taken in any jurisdiction outside the United States by the Company that would permit an offering of the Shares, or possession or distribution of offering materials in connection with the issue of the Shares, in any jurisdiction outside the United States where legal action by the Company for that purpose is required. Each Investor outside the United States will comply with all applicable laws and regulations in each foreign jurisdiction in which it purchases, offers, sells or delivers Shares or has in its possession or distributes any offering material, in all cases at its own expense.

            5.3 The Investor hereby covenants with the Company not to make any sale of the Shares without complying with the provisions of this Agreement and without causing the prospectus delivery requirement under the Securities Act to be satisfied, and the Investor acknowledges that the certificates evidencing the Shares will be imprinted with a legend that prohibits their transfer except in accordance therewith. The Investor acknowledges that there may occasionally be times when the Company determines that it must suspend the use of the Prospectus forming a part of the Registration Statement, as set forth in Section 7.2(c).

            5.4 The Investor further represents and warrants to, and covenants with, the Company and the Current Stockholder that (i) the Investor has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (ii) this Agreement constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification agreements of the Investors herein may be legally unenforceable.

            5.5 Investor will not use any of the restricted Shares acquired pursuant to this Agreement to cover any short position in the Common Stock of the Company if doing so would be in violation of applicable securities laws.

            5.6 The Investor understands that nothing in the Exchange Act Documents, this Agreement or any other materials presented to the Investor in connection with the purchase and sale of the Shares constitutes legal, tax or investment advice. The Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Shares.

      6. Survival of Representations, Warranties and Agreements. Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company, the Current Stockholder and the Investor herein shall survive the execution of this Agreement, the delivery to the Investor of the Shares being purchased and the payment therefor. Without limiting the foregoing, the parties hereto acknowledge that the representations and warranties contained herein are made solely as of the date hereof and, other than at the Closing Date, there is no obligation to update any such representations and warranties.

      7. Registration of the Shares; Compliance with the Securities Act.

            7.1 Registration Procedures and Other Matters. The Company shall:

                   (a) subject to receipt of necessary information from the Investors after prompt request from the Company to the Investors to provide such information, use best efforts to prepare and file with the SEC, within 10 business days after the Closing Date, a registration statement on Form S-1 (the "S-1 Registration Statement") to enable the resale of the Shares by the Investors from time to time through the automated quotation system of the Nasdaq National Market or in privately-negotiated transactions;

                   (b) use best efforts to cause the S-1 Registration Statement to become effective within 30 days after the S-1 Registration Statement is filed by the Company, such efforts to include, without limiting the generality of the foregoing, preparing and filing with the SEC in such 30-day period any financial statements that are required to be filed prior to the effectiveness of such S-1 Registration Statement;

                   (c) subject to receipt of necessary information from the Investors after prompt request from the Company to the Investors to provide such information, use best efforts to prepare and file with the SEC, within 10 days after the Company first becomes eligible to file a registration statement on Form S-3, a registration statement on Form S-3 (the "S-3 Registration Statement") to enable the resale of the Shares by the Investors from time to time through the automated quotation system of the Nasdaq National Market or in privately-negotiated transactions; and to use best efforts to cause the S-3 Registration Statement to become effective as soon as practicable thereafter, such efforts to include, without limiting the generality of the foregoing, preparing and filing with the SEC as promptly as practicable any financial statements that are required to be filed prior to the effectiveness of such S-3 Registration Statement (the term "Registration Statement" shall mean the S-1 Registration Statement until the S-3 Registration Statement is first declared effective by the SEC, after which time it shall mean the S-3 Registration Statement);

                   (d) use best efforts to prepare and file with the SEC such amendments and supplements to the Registration Statement and the Prospectus used in connection therewith as may be necessary to keep the Registration Statement current, effective and free from any material misstatement or omission to state a material fact for a period not exceeding, with respect to each Investor's Shares purchased hereunder, the earlier of (i) the second anniversary of the Closing Date, (ii) the date on which the Investor may sell all Shares then held by the Investor without restriction by the volume limitations of Rule 144(e) of the Securities Act, or (iii) such time as all Shares purchased by such Investor in this Offering have been sold pursuant to a registration statement.

                   (e) furnish to the Investor with respect to the Shares registered under the Registration Statement such number of copies of the Registration Statement, Prospectuses and Preliminary Prospectuses in conformity with the requirements of the Securities Act and such other documents as the Investor may reasonably request (which shall not include confidential material), in furtherance of the Investor's proposed public sale or other disposition of all or any of the Shares by the Investor; provided, however, that the obligation of the Company to deliver copies of Prospectuses or Preliminary Prospectuses to the Investor shall be subject to the receipt by the Company of reasonable assurances from the Investor that the Investor will comply with the applicable provisions of the Securities Act and of such other securities or blue sky laws as may be applicable in connection with any use of such Prospectuses or Preliminary Prospectuses;

                   (f) file documents required of the Company for normal blue sky clearance in states in the United States specified in writing by the Investor; provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented;

                   (g) bear all reasonable expenses in connection with the procedures in paragraph (a) through (f) of this Section 7.1 and the registration of the Shares pursuant to the Registration Statement; and

                   (h) advise the Investor, promptly after it shall receive notice or obtain knowledge of the issuance of any stop order by the SEC delaying or suspending the effectiveness of the Registration Statement or of the initiation or threat of any proceeding for that purpose; and it will promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued.

      Notwithstanding anything to the contrary herein, the Registration Statement shall cover only the Shares. In no event at any time before the Registration Statement with respect to the Shares is filed with the SEC shall the Company file any other registration statement without the prior written consent of a majority in interest of the Investors.

      The Company understands that the Investor disclaims being an underwriter, but the Investor being deemed an underwriter by the SEC shall not relieve the Company of any obligations it has hereunder; provided, however that if the Company receives notification from the SEC that the Investor is deemed an underwriter, then the period by which the Company is obligated to submit an acceleration request to the SEC shall be extended to the earlier of (i) the 90th day after such SEC notification, or (ii) 120 days after the initial filing of the Registration Statement with the SEC.

            7.2 Transfer of Shares After Registration; Suspension.

                   (a) The Investor agrees that it will not effect any disposition of the Shares or its right to purchase the Shares that would constitute a sale within the meaning of the Securities Act except as contemplated in the Registration Statement referred to in Section 7.1 and as described below or as otherwise permitted by law, and that it will promptly notify the Company of any changes in the information set forth in the Registration Statement regarding the Investor or its plan of distribution.

                   (b) Except in the event that paragraph (c) below applies, the Company shall (i) if deemed necessary by the Company, prepare and file from time to time with the SEC a post-effective amendment to the Registration Statement or a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that such Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and so that, as thereafter delivered to purchasers of the Shares being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; (ii) provide the Investor copies of any documents filed pursuant to Section 7.2(b)(i); and (iii) inform each Investor that the Company has complied with its obligations in Section 7.2(b)(i) (or that, if the Company has filed a post-effective amendment to the Registration Statement which has not yet been declared effective, the Company will notify the Investor to that effect, will use best efforts to secure the effectiveness of such post-effective amendment as promptly as reasonably practicable and will promptly notify the Investor pursuant to Section 7.2(b)(i) hereof when the amendment has become effective).

                   (c) Subject to paragraph (d) below, in the event (i) of any request by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to a Registration Statement or related Prospectus or for additional information; (ii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose; or
(iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; or (iv) of any event or circumstance which, upon the advice of its counsel, necessitates the making of any changes in the Registration Statement or Prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; then the Company shall, deliver a certificate in writing to the Investor (the "Suspension Notice") to the effect of the foregoing and, upon receipt of such Suspension Notice, the Investor will refrain from selling any Shares pursuant to the Registration Statement (a "Suspension") until the Investor's receipt of copies of a supplemented or amended Prospectus prepared and filed by the Company, or until it is advised in writing by the Company that the current Prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in any such Prospectus. In the event of any Suspension, the Company will use its best efforts to cause the use of the Prospectus so suspended to be resumed as soon as reasonably practicable within 20 business days after the delivery of a Suspension Notice to the Investor. In addition to and without limiting any other remedies (including, without limitation, at law or at equity) available to the Investor, the Investor shall be entitled to specific performance in the event that the Company fails to comply with the provisions of this Section 7.2(c).

                   (d) Notwithstanding the foregoing paragraphs of this Section 7.2, the Investor shall not be prohibited from selling Shares under the Registration Statement as a result of Suspensions for more than 60 days in the aggregate during any twelve month period, unless, in the good faith judgment of the Company's Board of Directors, upon advice of counsel, the sale of Shares under the Registration Statement in reliance on this paragraph 7.2(d) would be reasonably likely to cause a violation of the Securities Act or the Exchange Act.

                   (e) Provided that a Suspension is not then in effect, the Investor may sell Shares under the Registration Statement, provided that it arranges for delivery of a current Prospectus to the transferee of such Shares. Upon receipt of a request therefor, the Company has agreed to provide an adequate number of current Prospectuses to the Investor and to supply copies to any other parties requiring such Prospectuses.

                   (f) In the event of a sale of Shares by the Investor pursuant to the Registration Statement, the Investor must also deliver to the Company's transfer agent, with a copy to the Company, a Certificate of Subsequent Sale substantially in the form attached hereto as Exhibit A, so that the Shares may be properly transferred.

            7.3 Indemnification. For the purpose of this Section 7.3:

            (i) the term "Selling Stockholder" shall include the Investor and any affiliate of such Investor;

            (ii) the term "Registration Statement" shall include any final Prospectus, exhibit, supplement or amendment included in or relating to the Registration Statement referred to in Section 7.1; and

            (iii) the term "untrue statement" shall include any untrue statement or alleged untrue statement, or any omission or alleged omission to state in the Registration Statement a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                   (a) The Company agrees to indemnify and hold harmless each Selling Stockholder from and against any losses, claims, damages or liabilities to which such Selling Stockholder may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon (i) any untrue statement of a material fact contained in the Registration Statement or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) any failure by the Company to fulfill any undertaking included in the Registration Statement, and the Company will reimburse such Selling Stockholder for any reasonable legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim, or preparing to defend any such action, proceeding or claim, provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of, or is based upon, an untrue statement made in such Registration

Statement or an omission of a material fact required to be stated therein or necessary to make the statements therein not misleading in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Selling Stockholder specifically for use in preparation of the Registration Statement or the failure of such Selling Stockholder to comply with its covenants and agreements contained in Section 7.2 hereof respecting sale of the Shares or any statement or omission in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Selling Stockholder prior to the pertinent sale or sales by the Selling Stockholder. The Company shall reimburse each Selling Stockholder for the amounts provided for herein on 30 days' notice as such expenses are incurred.

                   (b) The Current Stockholder agrees to indemnify and hold harmless the Company and each Selling Stockholder from and against any losses, claims, damages or liabilities to which the Company or such Selling Stockholder may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon any untrue statement of a material fact contained in the Registration Statement or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading to the extent, but only to the extent, that such untrue statement of a material fact or such omission of a material fact required to be stated therein or necessary to make the statements therein not misleading was made in reliance upon and in conformity with written information furnished to the Company (or a representative thereof) by the Current Stockholder directly or through a representative of the Current Stockholder specifically for use in the preparation thereof, and the Current Stockholder will reimburse such Selling Stockholder for any reasonable legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim, or preparing to defend any such action, proceeding or claim, provided, however, that the Current Stockholder shall not be liable to a Selling Stockholder in any such case to the extent that such loss, claim, damage or liability arises out of, or is based upon, an untrue statement or omission in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Selling Stockholder prior to the pertinent sale or sales by the Selling Stockholder and provided further that the Current Stockholder's obligation to indemnify the Selling Stockholders shall be limited to the amount received by the Current Stockholder from the sale of the Current Stockholder Shares hereunder. Subject to the foregoing limitation on the amount of the Current Stockholder's indemnity obligation, the Current Stockholder shall reimburse each Selling Stockholder for the amounts provided for herein on 30 days' notice as such expenses are incurred.

                   (c) The Investor agrees to indemnify and hold harmless the Company and the Current Stockholder (and each person, if any, who controls the Company or the Current Stockholder within the meaning of Section 15 of the Securities Act, each officer of the Company who signs the Registration Statement and each director of the Company) from and against any losses, claims, damages or liabilities to which the Company or the Current Stockholder (or any such officer, director or controlling person) may become subject (under the Securities Act or otherwise), insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, (i) any failure to comply with the covenants and agreements contained in Section 7.2 hereof respecting sale of the Shares, or (ii) any untrue statement of a material fact contained in the Registration Statement or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading if such untrue statement or such omission of a material fact required to be stated therein or necessary to make the statements therein not misleading was made in reliance upon and in conformity with written information furnished by or on behalf of the Investor specifically for use in preparation of the Registration Statement, and the Investor will reimburse the Company (or such officer, director or controlling person) and the Current Stockholder (or such officer, director or controlling person), as the case may be, for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided that the Investor's obligation to indemnify the Company shall be limited to the net amount received by the Investor from the sale of the Shares.

                   (d) Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 7.3, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party under this Section 7.3 (except to the extent that such omission materially and adversely affects the indemnifying party's ability to defend such action) or from any liability otherwise than under this Section 7.3. Subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person, the indemnifying person shall be entitled to participate therein, and, to the extent that it shall elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, shall be entitled to assume the defense thereof, with counsel reasonably satisfactory to such indemnified person. After notice from the indemnifying person to such indemnified person of its election to assume the defense thereof, such indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof, provided, however, that if there exists or shall exist a conflict of interest that would make it inappropriate, in the opinion of counsel to the indemnified person, for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person; provided, however, that no indemnifying person shall be responsible for the fees and expenses of more than one separate counsel (together with appropriate local counsel) for all indemnified parties. In no event shall any indemnifying person be liable in respect of any amounts paid in settlement of any action unless the indemnifying person shall have approved the terms of such settlement; provided that such consent shall not be unreasonably withheld. No indemnifying person shall, without the prior written consent of the indemnified person, effect any settlement of any pending or threatened proceeding in respect of which any indemnified person is or could have been a party and indemnification could have been sought hereunder by such indemnified person, unless such settlement includes an unconditional release of such indemnified person from all liability on claims that are the subject matter of such proceeding.

                   (e) If the indemnification provided for in this Section 7.3 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a), (b) or (c) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Company and the Current Stockholder on the one hand and the Investor, as well as any other Selling Shareholders under such registration statement, on the other in connection with the statements or omissions or other matters which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, in the case of an untrue statement, whether the untrue statement relates to information supplied by the Company or the Current Stockholder on the one hand or an Investor or other Selling Shareholder on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement. The Company, the Current Stockholder and the Investor agree that it would not be just and equitable if contribution pursuant to this subsection (e) were determined by pro rata allocation (even if the Investor and other Selling Shareholders were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to above in this subsection (e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (e), (1) the Investor shall not be required to contribute any amount in excess of the amount by which the net amount received by the Investor from the sale of the Shares to which such loss relates exceeds the amount of any damages which such Investor has otherwise been required to pay by reason of such untrue statement and (2) the Current Stockholder shall not be required to contribute any amount in excess of the amount by which the amount received by the Current Stockholder from the sale of the Current Stockholder Shares in the Offering exceeds the amount of any damages which such Current Stockholder has otherwise been required to pay Investors by reason of such untrue statement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Investor's obligations in this subsection to contribute shall be in proportion to its Investor sale of Shares to which such loss relates and shall not be joint with any other Selling Shareholders.

                   (f) The parties to this Agreement hereby acknowledge that they are sophisticated business persons who were represented by counsel during the negotiations regarding the provisions hereof including, without limitation, the provisions of this Section 7.3, and are fully informed regarding said provisions. They further acknowledge that the provisions of this Section 7.3 fairly allocate the risks in light of the ability of the parties to investigate the Company and its business in order to assure that adequate disclosure is made in the Registration Statement as required by the Act and the Exchange Act. The parties are advised that federal or state public policy as interpreted by the courts in certain jurisdictions may be contrary to certain of the provisions of this Section 7.3, and the parties hereto hereby expressly waive and relinquish any right or ability to assert such public policy as a defense to a claim under this Section 7.3 and further agree not to attempt to assert any such defense.

            7.4 Termination of Conditions and Obligations. The conditions precedent imposed by Section 5 or this Section 7 upon the transferability of the Shares shall cease and terminate as to any particular number of the Shares when such Shares shall have been effectively registered under the Securities Act and sold or otherwise disposed of in accordance with the intended method of disposition set forth in the Registration Statement covering such Shares or at such time as an opinion of counsel satisfactory to the Company shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act.

            7.5 Information Available. So long as the Registration Statement is effective covering the resale of Shares owned by the Investor, the Company will furnish to the Investor:

                   (a) as soon as reasonably practicable after it is available, one copy of (i) its Annual Report to Stockholders (which Annual Report shall contain financial statements audited in accordance with generally accepted accounting principles by a national firm of certified public accountants), (ii) its Annual Report on Form 10-K and (iii) its Quarterly Reports on Form 10-Q (the foregoing, in each case, excluding exhibits);

                   (b) upon the request of the Investor, all exhibits excluded by the parenthetical to subparagraph (a) of this Section 7.5 as filed with the SEC (excluding any unredacted version of an exhibit subject to a pending confidential treatment request or an order granting such a request) and all other information that is made available to shareholders; and

                   (c) upon the reasonable request of the Investor, an adequate number of copies of the Prospectuses to supply to any other party requiring such Prospectuses; and upon the reasonable request of the Investor, the President or the Chief Financial Officer of the Company (or an appropriate designee thereof) will meet with the Investor or a representative thereof at the Company's headquarters to discuss all information relevant for disclosure in the Registration Statement covering the Shares and will otherwise reasonably cooperate with any Investor conducting an investigation for the purpose of reducing or eliminating such Investor's exposure to liability under the Securities Act, including the reasonable production of information at the Company's headquarters; provided, that the Company shall not be required to disclose any confidential information to or meet at its headquarters with any Investor until and unless the Investor shall have entered into a confidentiality agreement in form and substance reasonably satisfactory to the Company with the Company with respect thereto.

      8. Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be mailed (A) if within domestic United States by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile, or (B) if delivered from outside the United States, by International Federal Express or facsimile, and shall be deemed given (i) if delivered by first-class registered or certified mail domestic, three business days after so mailed, (ii) if delivered by nationally recognized overnight carrier, one business day after so mailed,
(iii) if delivered by International Federal Express, two business days after so mailed, (iv) if delivered by facsimile, upon electronic confirmation of receipt and shall be delivered as addressed as follows:

            (a)   if to the Company, to:

                        Abgenix, Inc.
                        7601 Dumbarton Circle
                        Fremont, CA 94555
                        Attn: Chief Executive Officer
                   with a copy to:

                        O'Melveny & Myers LLP
                        Embarcadero Center West
                        275 Battery Street
                        San Francisco, CA 94111
                        Attn: Peter T. Healy, Esq.

            (b)   if to the Current Stockholder:

                        Cell Genesys, Inc.
                        342 Lakeside Drive
                        Foster City, CA 9404
                        Attn: Chief Executive Officer

                   with a copy to:

                        Wilson Sonsini Goodrich & Rosati
                        650 Page Mill Road
                        Palo Alto, CA 94304
                        Attn: Herbert P. Fockler, Esq.

            (b) if to the Investor, at its address on the signature page hereto, or at such other address or addresses as may have been furnished to the Company in writing.

      9. Changes. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company, the Current Stockholder and the Investor.

      10. Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

      11. Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

      12. Governing Law. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Delaware, without giving effect to the principles of conflicts of law.

      13. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

      14. Rule 144. The Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder (or, if the Company is not required to file such reports, it will, upon the request of any Investor holding Shares purchased hereunder made after the first anniversary of the Closing Date, make publicly available such information as necessary to permit sales pursuant to Rule 144 under the Securities Act), and it will take such further action as any such Investor may reasonably request, all to the extent required from time to time to enable such Investor to sell Shares purchased hereunder without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC. Upon the request of the Investor, the Company will deliver to such holder a written statement as to whether it has complied with such information and requirements.

      15. Confidential Information. The Investor represents to the Company that, at all times during the Company's offering of the Shares, the Investor has maintained in confidence all non-public information regarding the Company received by the Investor from the Company or its agents, and covenants that it will continue so maintain in confidence such information until such information becomes generally publicly available other than through a violation of this provision by the Investor or its agents.

                                  ABGENIX, INC.

                             INVESTOR QUESTIONNAIRE

                (ALL INFORMATION WILL BE TREATED CONFIDENTIALLY)

To: Abgenix, Inc.
    7601 Dumbarton Circle
    Fremont, CA 94555

      This Investor Questionnaire ("Questionnaire") must be completed by each potential investor in connection with the offer and sale of the shares of the common stock, par value $0.0001 per share, of Abgenix, Inc. (the "Securities"). The Securities are being offered and sold by Abgenix, Inc. (the "Corporation") and Cell Genesys, Inc. (the "Current Stockholder") without registration under the Securities Act of 1933, as amended (the "Act"), and the securities laws of certain states, in reliance on the exemptions contained in Section 4(2) of the Act and on Regulation D promulgated thereunder and in reliance on similar exemptions under applicable state laws. The Corporation and the Current Stockholder must determine that a potential investor meets certain suitability requirements before offering or selling Securities to such investor. The purpose of this Questionnaire is to assure the Corporation and the Current Stockholder that each investor will meet the applicable suitability requirements. The information supplied by you will be used in determining whether you meet such criteria, and reliance upon the private offering exemption from registration is based in part on the information herein supplied.

      This Questionnaire does not constitute an offer to sell or a solicitation of an offer to buy any security. Your answers will be kept strictly confidential. However, by signing this Questionnaire you will be authorizing the Corporation and the Current Stockholder to provide a completed copy of this Questionnaire to such parties as the Corporation or the Current Stockholder deems appropriate in order to ensure that the offer and sale of the Securities will not result in a violation of the Act or the securities laws of any state and that you otherwise satisfy the suitability standards applicable to purchasers of the Securities. All potential investors must answer all applicable questions and complete, date and sign this Questionnaire. Please print or type your responses and attach additional sheets of paper if necessary to complete your answers to any item.

A. BACKGROUND INFORMATION

Name:
     ---------------------------------------------------------------------------

Business Address:
                 ---------------------------------------------------------------
                               (Number and Street)

--------------------------------------------------------------------------------
(City)                            (State)                             (Zip Code)

Telephone Number: (___)
                        --------------------------------------------------------

Residence Address:
                  --------------------------------------------------------------
                               (Number and Street)

--------------------------------------------------------------------------------
(City)                            (State)                             (Zip Code)

Telephone Number: (___)
                        --------------------------------------------------------

If an individual:
  Age:              Citizenship:                    Where registered to vote:
      ---------                 ------------                                 ---

If a corporation, partnership, limited liability company, trust or other entity:
   Type of entity:
                     -----------------------------------------------------------
  State of formation:                                      Date of formation:
                     -----------------------                                 ---

Social Security or Taxpayer Identification No.
                                              ----------------------------------

Send all correspondence to (check one): ____ Residence Address
                                        ____ Business Address

B. STATUS AS ACCREDITED INVESTOR

      The undersigned is an institutional "accredited investor" as such term is defined in Regulation D under the Act, as at the time of the sale of the Securities the undersigned falls within one or more of the following categories (Please initial one or more, as applicable):

      ____ (1) a bank as defined in Section 3(a)(2) of the Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; an insurance company as defined in Section 2(13) of the Act; an investment company registered under the Investment Corporation Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; a Small Business Investment Corporation licensed by the U.S. Small Business Administration under
Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with the investment decisions made solely by persons that are accredited investors;

      ____  (2)    a private business development company as defined in
Section 202(a)(22) of the Investment Adviser Act of 1940;

      ____ (3) an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Securities offered, with total assets in excess of $5,000,000;

      ____ (4) a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D; and

      ____ (5) an entity in which all of the equity owners are accredited investors (as defined above).

C. REPRESENTATIONS

      The undersigned hereby represents and warrants to the Corporation and the Current Stockholder as follows:

1. Any purchase of the Securities would be solely for the account of the undersigned and not for the account of any other person or with a view to any resale, fractionalization, division, or distribution thereof.

2. The information contained herein is complete and accurate and may be relied upon by the Corporation and the Current Stockholder, and the undersigned will notify the Corporation and the Current Stockholder immediately of any material change in any of such information occurring prior to the closing, if any, with respect to the purchase of Securities by the undersigned or any co-purchaser.

3. There are no suits, pending litigation, or claims against the undersigned that could materially affect the net worth of the undersigned as reported in this Questionnaire.

4. The undersigned acknowledges that there may occasionally be times when the Corporation determines that it must suspend the use of the Prospectus forming a part of the Registration Statement (as such terms are defined in the Stock Purchase Agreement to which this Questionnaire is attached), as set forth in Section 7.2(c) of the Stock Purchase Agreement. The undersigned is aware that, in such event, the Securities will not be subject to ready liquidation, and that any Securities purchased by the undersigned would have to be held during such suspension. The overall commitment of the undersigned to investments which are not readily marketable is not excessive in view of the undersigned's net worth and financial circumstances, and any purchase of the Securities will not cause such commitment to become excessive. The undersigned is able to bear the economic risk of an investment in the Securities.

5. The undersigned has carefully considered the potential risks relating to the Corporation and a purchase of the Securities, and fully understands that the Securities are speculative investments which involve a high degree of risk of loss of the undersigned's entire investment. Among others, the undersigned has carefully considered each of the risks identified under the caption "Additional Factors That Might Affect Future Results" in the report dated June 30, 2000 filed by the Corporation on Form 10-Q with the U.S. Securities and Exchange Commission.

            IN WITNESS WHEREOF, the undersigned has executed this Questionnaire this _____ day of October, 2000, and declares under oath that it is truthful and correct.


                                  Print Name


                                  By:
                                      -----------------------------------
                                        Signature

                                  Title:
                                         --------------------------------
                                        (required for any purchaser that is a
                                        corporation, partnership, trust or other entity)

                              [Company Letterhead]

                                 _________, 2000

      Re: Abgenix, Inc.; Registration Statement

Dear Selling Shareholder:

      Enclosed please find five (5) copies of a prospectus dated ______________, ____ (the "Prospectus") for your use in reselling your shares of common stock, $0.0001 par value (the "Shares"), of Abgenix, Inc. (the "Company"), under the Company's Registration Statement (Registration No. 333- ) (the "Registration Statement"), which has been declared effective by the Securities and Exchange Commission. As a selling shareholder under the Registration Statement, you have an obligation to deliver a copy of the Prospectus to each purchaser of your Shares, either directly or through the broker-dealer who executes the sale of your Shares.

      The Company is obligated to notify you in the event that it suspends trading under the Registration Statement in accordance with the terms of the Stock Purchase Agreement between the Company, Cell Genesys, Inc. and you. During the period that the Registration Statement remains effective and trading thereunder has not been suspended, you will be permitted to sell your Shares which are included in the Prospectus under the Registration Statement. Upon a sale of any Shares under the Registration Statement, you or your broker will be required to deliver to the Transfer Agent, ChaseMellon Shareholder Services, L.L.C. (1) your restricted stock certificate(s) representing the Shares, (2) instructions for transfer of the Shares sold, and (3) a representation letter from your broker, or from you if you are selling in a privately negotiated transaction, or from such other appropriate party, in the form of Exhibit A attached hereto (the "Representation Letter"). The Representation Letter confirms that the Shares have been sold pursuant to the Registration Statement and in a manner described under the caption "Plan of Distribution" in the Prospectus and that such sale was made in accordance with all applicable securities laws, including the prospectus delivery requirements.

      Please note that you are under no obligation to sell your Shares during the registration period. However, if you do decide to sell, you must comply with the requirements described in this letter or otherwise applicable to such sale. Your failure to do so may result in liability under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Please remember that all sales of your Shares must be carried out in the manner set forth under the caption "Plan of Distribution" in the Prospectus if you sell under the Registration Statement. The Company may require an opinion of counsel reasonably satisfactory to the Company if you choose another method of sale. You should consult with your own legal advisor(s) on an ongoing basis to ensure your compliance with the relevant securities laws and regulations.

      In order to maintain the accuracy of the Prospectus, you must notify the undersigned upon the sale, gift, or other transfer of any Shares by you, including the number of Shares being transferred, and in the event of any other change in the information regarding you which is contained in the Prospectus. For example, you must notify the undersigned if you enter into any arrangement with a broker-dealer for the sale of shares through a block trade, special offering, exchange distribution or secondary distribution or a purchase by a broker-dealer. Depending on the circumstances, such transactions may require the filing of a supplement to the prospectus in order to update the information set forth under the caption "Plan of Distribution" in the Prospectus.

      Should you need any additional copies of the Prospectus, or if you have any questions concerning the foregoing, please write to me at Abgenix, Inc., 7601 Dumbarton Circle, Fremont, CA 94555. Thank you.

                                                Sincerely,

                                                Chief Financial Officer

                                                                       Exhibit A

                         CERTIFICATE OF SUBSEQUENT SALE

ChaseMellon Shareholder Services, L.L.C.
235 Montgomery Street, 23rd Floor
San Francisco, CA  94101
Tel: (415) 743-1444
Attention: Asa Drew

            RE: Sale of Shares of Common Stock of Abgenix, Inc. (the "Company") pursuant to the Company's Prospectus dated _____________, ____ (the "Prospectus")

Dear Sir/Madam:

      The undersigned hereby certifies, in connection with the sale of shares of Common Stock of the Company included in the table of Selling Shareholders in the Prospectus, that the undersigned has sold the shares pursuant to the Prospectus and in a manner described under the caption "Plan of Distribution" in the Prospectus and that such sale complies with all securities laws applicable to the undersigned, including, without limitation, the Prospectus delivery requirements of the Securities Act of 1933, as amended.

Selling Shareholder (the beneficial owner):

Record Holder (e.g., if held in name of nominee):
                                                  ------------------------------

Restricted Stock Certificate No.(s):
                                     -------------------------------------------

Number of Shares Sold:
                       ---------------------------------------------------------

Date of Sale:
              ------------------------------------------------------------------

      In the event that you receive a stock certificate(s) representing more shares of Common Stock than have been sold by the undersigned, then you should return to the undersigned a newly issued certificate for such excess shares in the name of the Record Holder and BEARING A RESTRICTIVE LEGEND. Further, you should place a stop transfer on your records with regard to such certificate.

                                                Very truly yours,

Dated:                                          By:
       -----------------------------                ----------------------------

                                                Print Name:
                                                            --------------------

                                                Title:
                                                       -------------------------

cc: Abgenix, Inc.
    7601 Dumbarton Circle
    Fremont, CA 94555
    Attn: Chief Financial Officer